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                     SUPPLEMENT DATED JANUARY 15, 1997 TO
                     PROSPECTUS DATED JANUARY 15, 1997 FOR

                        PACIFIC SELECT ESTATE PRESERVER
         LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                ISSUED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY


Death Benefit Options C and D are currently not available. We will notify Owners of Pacific Select Estate Preserver Policies when these Death Benefit Options become available. We will change your current Death Benefit Option to Option C or D if we receive your request for such a change within 60 days after we notify you. If you elect to change to Death Benefit Option D we require evidence of insurability of both Insureds. A change to Death Benefit Option C does not require evidence of insurability.